UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

Precision BioSciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 314-5512

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 12, 2023, Precision BioSciences, Inc. (the “Company”) issued a press release regarding discussion topics for the Company’s virtual in vivo gene editing R&D Day (the “R&D Day”), including its current development programs, pipeline updates, and underlying ARCUS platform technology. A copy of the press releases is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

As previously announced, the R&D Day will take place today, September 12, 2023, beginning at 9:00 a.m., Eastern Time. The dial-in conference call number is 1 (888) 800-8518. The conference ID number for the call is 2795912, and the accompanying presentation will be available on the Events & Presentations in the Investors section of the Precision BioSciences website at https://investor.precisionbiosciences.com. An archived replay of the webcast will be available on the Company website for one year following the presentation. Registration for this virtual event and access to the live webcast is available at http://precision2023rdday.q4ir.com or under Events & Presentations in the Investors section of the Precision BioSciences website at https://investor.precisionbiosciences.com.

The information in this Item 7.01 (including Exhibit 99.1) of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 12, 2023, the Company provided updates with respect to its current development programs, its pipeline and the underlying ARCUS platform, its continued focus on its lead program PBGENE-HBV designed to target hepatitis B virus ("HBV") and the Company’s first development candidate designed to target mitochondrial DNA, PBGENE-PMM.

Pipeline Overview and Updates to Development Programs

•
PBGENE-HBV is being developed for the treatment of patients with chronic hepatitis B, with submission of a clinical trial application ("CTA") and/or investigational new drug ("IND") application targeted for 2024. Data showed the potential of PBGENE-HBV to eliminate covalently closed circular DNA and inactivate integrated HBV DNA to drive durable antigen loss, leading to a potential functional cure.
•
PBGENE-PMM is being developed as a potentially first-in-class opportunity for treatment of m.3243 associated primary mitochondrial myopathy ("PMM"). Mitochondrial diseases are the most common hereditary metabolic disorder, affecting 1 in 4,300 people. PMM currently lacks a curative treatment and impacts approximately 50% of patients with mitochondrial disease. The high specificity and single component nature of Precision’s mitoARCUS nucleases are designed to enable specific editing of mutant mitochondrial DNA while allowing the normal (wild-type) mitochondrial DNA to repopulate in the mitochondria and restore normal function. The Company expects to submit a CTA and/or IND application in 2025.
•
PBGENE-NVS is being developed in collaboration with Novartis for patients with hemoglobinopathies, such as sickle cell disease and beta thalassemia. The companies intend to insert a therapeutic transgene in vivo as a potential one-time transformative treatment that could overcome many of the hurdles present today with other therapeutic technologies, including those that are utilizing an ex vivo gene editing approach.
•
PBGENE-DMD is being developed with Prevail Therapeutics, a wholly-owned subsidiary of Lilly, and is designed to utilize a pair of ARCUS nucleases, delivered by a single adeno-associated virus, to excise an approximately 500,000 base pair mutation “hot spot” region from the dystrophin gene, resulting in a variant of the dystrophin protein that is functionally competent. Preclinical data has demonstrated the potential of ARCUS in vivo gene editing for large gene excisions and that the edited dystrophin variant was observed in multiple tissue types frequently involved in progression of Duchenne muscular dystrophy, including skeletal muscle, heart, and diaphragm, enabling significantly improved muscle function.
•
iECURE-OTC is being developed by iECURE as a potential treatment for neonatal onset ornithine transcarbamylase ("OTC") deficiency with a target CTA and/or IND submission in 2023. Data demonstrated that iECURE-OTC showed stable gene insertion at one year and that efficient targeted insertion was achieved in non-human primates up to three months of age. In addition, 12-month follow-up biopsies continued to demonstrate durability, with gene insertion efficiency exceeding 20%, well above the expected threshold for clinical benefit.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation,statements regarding the clinical development and expected safety, efficacy and benefit of our product candidates and gene editing approaches including ARCUS’s potential editing efficiency and differentiating aspects and the ability for the ARCUS genome editing platform to develop differentiated programs; the suitability of ARCUS nucleases for gene or viral elimination, large excision, gene insertion, and other complex gene editing approaches to drive defined outcomes; the expected timing of regulatory processes; expectations about our operational initiatives and business strategy; expectations around the Company’s partnerships; and expectations about achievement of key milestones. The words “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “designed”, “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “promise,” “pursue,” “should,” “target,” “will,” “would,” and other similar words or expressions, or the negative of these words or similar words or expressions, are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. These statements are neither promises nor guarantees, but involve number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: our ability to become profitable; our ability to procure sufficient funding to advance our programs; risks associated with raising additional capital and requirements under our current debt instruments and effects of restrictions thereunder; our operating expenses and our ability to predict what those expenses will be; our limited operating history; the success of our programs and product candidates in which we expend our resources; our limited ability or inability to assess the safety and efficacy of our product candidates; the risk that other genome-editing technologies may provide significant advantages over our ARCUS technology; our dependence on our ARCUS technology; the initiation, cost, timing, progress, achievement of milestones and results of research and development activities and preclinical and clinical studies; public perception about genome editing technology and its applications; competition in the genome editing, biopharmaceutical, and biotechnology fields; our or our collaborators’ ability to identify, develop and commercialize product candidates; pending and potential product liability lawsuits and penalties against us or our collaborators related to our technology and our product candidates; the U.S. and foreign regulatory landscape applicable to our and our collaborators’ development of product candidates; our or our collaborators’ ability to advance product candidates into, and successfully design, implement and complete, clinical or field trials; delays or difficulties in our and our collaborators’ ability to enroll patients; changes in interim “top-line” and initial data that we announce or publish; if our product candidates do not work as intended or cause undesirable side effects; risks associated with applicable healthcare, data protection, privacy and security regulations and our compliance therewith; our ability to obtain orphan drug designation or fast track designation for our product candidates or to realize the expected benefits of these designations; our or our collaborators’ ability to obtain and maintain regulatory approval of our product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product candidate; the rate and degree of market acceptance of any of our product candidates; our ability to effectively manage the growth of our operations; our ability to attract, retain, and motivate executives and personnel; effects of system failures and security breaches; insurance expenses and exposure to uninsured liabilities; effects of tax rules; effects of any pandemic, epidemic, or outbreak of an infectious disease; the success of our existing collaboration agreements, and our ability to enter into new collaboration arrangements; our current and future relationships with and reliance on third parties including suppliers and manufacturers; our ability to obtain and maintain intellectual property protection for our technology and any of our product candidates; potential litigation relating to infringement or misappropriation of intellectual property rights; effects of natural and manmade disasters, public health emergencies and other natural catastrophic events; effects of sustained inflation, supply chain disruptions and major central bank policy actions; market and economic conditions; risks related to ownership of our common stock, including fluctuations in our stock price, and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, as any such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website under SEC Filings at investor.precisionbiosciences.com.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Precision BioSciences, Inc. dated September 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision BioSciences, Inc.

Date:	September 12, 2023	By:	/s/ John Alexander Kelly
John Alexander Kelly Chief Financial Officer